Pre-acquisition Barteca Quarterly Results

November 12, 2018

Basis of Presentation / Non-GAAP Financial Measures

In an effort to provide investors with additional information, we are disclosing certain unaudited company financial information of Barteca on a quarterly basis for fiscal 2017 and fiscal 2018 prior to DFRG ownership as supplemental information herein. This information is derived from financial statements prepared by the former management of Barteca and have been recast to align with DFRG's fiscal calendar.

Barteca's historical results were prepared by the former management of Barteca in accordance with generally accepted accounting principles (GAAP). Within this presentation, reference is made to Restaurant-level EBITDA and Restaurant-level EBITDA margin, each of which are non-GAAP measures. Restaurant-level EBITDA is calculated as operating income adjusted for pre-opening costs, donations, consulting project costs, acquisition costs, reorganization severance, lease termination and closing costs, depreciation and amortization, impairment charges and insurance settlements, and general and administrative expenses. Restaurant-level EBITDA margin represents Restaurant-level EBITDA as a percentage of revenues.

These non-GAAP measures are presented as supplemental information and not as alternatives to any GAAP measures.

In addition, because these measures are not determined in accordance with GAAP, not all companies calculate these measures in the same manner. As a result, such measures may not be directly comparable to similarly titled measures presented by other companies. The following tables include a reconciliation of operating income to Restaurant-level EBITDA.

D F
R G

Pre-acquisition Barteca Results Q1 & Q2 2017

Recast 13 Weeks Ended March 28, 2017 (Unaudited)

(Amounts in thousands)	Barcelona & Vinoteca		Bartaco		Consolidated	
Revenues	$ 13,904	100.0%	$ 13,302	100.0%	$ 27,207	100.0%
Costs and expenses:						
Cost of sales	3,715	26.7	3,060	23.0	6,775	24.9
Restaurant operating expenses:						
Labor	4,285	30.8	4,200	31.6	8,486	31.2
Operating expenses	1,869	13.4	1,851	13.9	3,720	13.7
Occupancy	733	5.3	516	3.9	1,249	4.6
Restaurant operating expenses	6,887	49.5	6,568	49.4	13,454	49.5
Marketing and advertising costs	90	0.6	72	0.5	162	0.6
Restaurant-level EBITDA	$ 3,213	23.1	$ 3,602	27.1	$ 6,815	25.0
Restaurant operating weeks	182		156		338	
Average weekly volume	$ 76		$ 85		$ 80	

Recast 13 Weeks Ended March 28, 2017

(Amounts in thousands)	Consolidated
Operating income (loss)	$ 2,044
Add:	
Pre-opening costs	334
General and administrative costs	3,083
Donations	—
Consulting project costs	—
Acquisition and disposition costs	—
Reorganization severance	—
Lease termination and closing costs	—
Depreciation and amortization	1,353
Non-cash impairment charges	—
Insurance settlement	—
Restaurant-level EBITDA	$ 6,815

Recast 13 Weeks Ended June 27, 2017 (Unaudited)

(Amounts in thousands)	Barcelona & Vinoteca		Bartaco		Consolidated	
Revenues	$ 15,874	100.0%	$ 17,989	100.0%	$ 33,863	100.0%
Costs and expenses:						
Cost of sales	4,159	26.2	4,058	22.6	8,217	24.3
Restaurant operating expenses:						
Labor	4,594	28.9	5,371	29.9	9,965	29.4
Operating expenses	2,013	12.7	2,221	12.3	4,234	12.5
Occupancy	816	5.1	619	3.4	1,435	4.2
Restaurant operating expenses	7,423	46.8	8,211	45.6	15,634	46.2
Marketing and advertising costs	92	0.6	108	0.6	200	0.6
Restaurant-level EBITDA	$ 4,201	26.5	$ 5,611	31.2	$ 9,812	29.0
Restaurant operating weeks	182		156		338	
Average weekly volume	$ 87		$ 115		$ 100	

Recast 13 Weeks Ended June 27, 2017

(Amounts in thousands)	Consolidated
Operating income (loss)	$ 5,372
Add:	
Pre-opening costs	387
General and administrative costs	2,708
Donations	—
Consulting project costs	—
Acquisition and disposition costs	—
Reorganization severance	—
Lease termination and closing costs	—
Depreciation and amortization	1,345
Non-cash impairment charges	—
Insurance settlement	—
Restaurant-level EBITDA	$ 9,812

Note: Unaudited results reflected above are derived from financial statements prepared by the former management of Barteca and have been recast to align with DFRG's fiscal calendar.

Pre-acquisition Barteca Results Q3 & Q4 2017

Recast 13 Weeks Ended September 26, 2017 (Unaudited)

(Amounts in thousands)	Barcelona & Vinoteca		Bartaco		Consolidated	
Revenues	$ 15,551	100.0%	$ 20,280	100.0%	$ 35,831	100.0%
Costs and expenses:						
Cost of sales	4,254	27.4	4,880	24.1	9,133	25.5
Restaurant operating expenses:						
Labor	4,908	31.6	6,656	32.8	11,563	32.3
Operating expenses	2,084	13.4	2,819	13.9	4,903	13.7
Occupancy	829	5.3	723	3.6	1,553	4.3
Restaurant operating expenses	7,821	50.3	10,198	50.3	18,019	50.3
Marketing and advertising costs	87	0.6	99	0.5	185	0.5
Restaurant-level EBITDA	$ 3,390	21.8	$ 5,103	25.2	$ 8,493	23.7
Restaurant operating weeks	194		183		377	
Average weekly volume	$ 80		$ 111		$ 95	

Recast 13 Weeks Ended September 26, 2017

(Amounts in thousands)	Consolidated
Operating income (loss)	$ 2,674
Add:	
Pre-opening costs	740
General and administrative costs	3,540
Donations	—
Consulting project costs	—
Acquisition and disposition costs	—
Reorganization severance	—
Lease termination and closing costs	—
Depreciation and amortization	1,539
Non-cash impairment charges	—
Insurance settlement	—
Restaurant-level EBITDA	$ 8,493

Recast 13 Weeks Ended December 26, 2017 (Unaudited)

(Amounts in thousands)	Barcelona & Vinoteca		Bartaco		Consolidated	
Revenues	$ 15,464	100.0%	$ 15,451	100.0%	$ 30,915	100.0%
Costs and expenses:						
Cost of sales	4,141	26.8	3,549	23.0	7,690	24.9
Restaurant operating expenses:						
Labor	4,807	31.1	5,361	34.7	10,168	32.9
Operating expenses	2,101	13.6	1,811	11.7	3,912	12.7
Occupancy	839	5.4	623	4.0	1,462	4.7
Restaurant operating expenses	7,748	50.1	7,795	50.4	15,542	50.3
Marketing and advertising costs	90	0.6	84	0.5	174	0.6
Restaurant-level EBITDA	$ 3,485	22.5	$ 4,023	26.0	$ 7,509	24.3
Restaurant operating weeks	195		195		390	
Average weekly volume	$ 79		$ 79		$ 79	

Recast 13 Weeks Ended December 26, 2017

(Amounts in thousands)	Consolidated
Operating income (loss)	$ 1,733
Add:	
Pre-opening costs	759
General and administrative costs	3,141
Donations	—
Consulting project costs	—
Acquisition and disposition costs	—
Reorganization severance	—
Lease termination and closing costs	—
Depreciation and amortization	1,875
Non-cash impairment charges	—
Insurance settlement	—
Restaurant-level EBITDA	$ 7,509

Note: Unaudited results reflected above are derived from financial statements prepared by the former management of Barteca and have been recast to align with DFRG's fiscal calendar.

Pre-acquisition Barteca Results Q1 & Q2 2018

Recast 13 Weeks Ended March 27, 2018 (Unaudited)

(Amounts in thousands)	Barcelona & Vinoteca		Bartaco		Consolidated	
Revenues	$ 15,003	100.0%	$ 15,990	100.0%	$ 30,993	100.0%
Costs and expenses:						
Cost of sales	4,061	27.1	3,584	22.4	7,644	24.7
Restaurant operating expenses:						
Labor	4,741	31.6	5,242	32.8	9,983	32.2
Operating expenses	1,959	13.1	1,981	12.4	3,939	12.7
Occupancy	798	5.3	733	4.6	1,531	4.9
Restaurant operating expenses	7,498	50.0	7,955	49.8	15,453	49.9
Marketing and advertising costs	91	0.6	102	0.6	194	0.6
Restaurant-level EBITDA	$ 3,353	22.3	$ 4,349	27.2	$ 7,702	24.9
Restaurant operating weeks	197		199		396	
Average weekly volume	$ 76		$ 80		$ 78	

Recast 13 Weeks Ended March 27, 2018

(Amounts in thousands)	Consolidated
Operating income (loss)	$ 2,281
Add:	
Pre-opening costs	265
General and administrative costs	3,467
Donations	—
Consulting project costs	—
Acquisition and disposition costs	—
Reorganization severance	—
Lease termination and closing costs	—
Depreciation and amortization	1,689
Non-cash impairment charges	—
Insurance settlement	—
Restaurant-level EBITDA	$ 7,702

Recast 13 Weeks Ended June 26, 2018 (Unaudited)

(Amounts in thousands)	Barcelona & Vinoteca		Bartaco		Consolidated	
Revenues	$ 18,145	100.0%	$ 21,552	100.0%	$ 39,697	100.0%
Costs and expenses:						
Cost of sales	4,750	26.2	4,879	22.6	9,629	24.3
Restaurant operating expenses:						
Labor	5,276	29.1	6,752	31.3	12,029	30.3
Operating expenses	2,215	12.2	2,262	10.5	4,477	11.3
Occupancy	840	4.6	756	3.5	1,596	4.0
Restaurant operating expenses	8,332	45.9	9,770	45.3	18,102	45.6
Marketing and advertising costs	94	0.5	173	0.8	266	0.7
Restaurant-level EBITDA	$ 4,969	27.4	$ 6,730	31.2	$ 11,700	29.5
Restaurant operating weeks	208		213		421	
Average weekly volume	$ 87		$ 101		$ 94	

Recast 13 Weeks Ended June 26, 2018

(Amounts in thousands)	Consolidated
Operating income (loss)	$ (4,525)
Add:	
Pre-opening costs	489
General and administrative costs	12,643
Donations	—
Consulting project costs	—
Acquisition and disposition costs	1,124
Reorganization severance	—
Lease termination and closing costs	—
Depreciation and amortization	1,969
Non-cash impairment charges	—
Insurance settlement	—
Restaurant-level EBITDA	$ 11,700

Note: Unaudited results reflected above are derived from financial statements prepared by the former management of Barteca and have been recast to align with DFRG's fiscal calendar.